EXHIBIT 10.20

                       MANUFACTURING AND SUPPLY AGREEMENT



                      MADE AND ENTERED INTO BY AND BETWEEN:



                            DESA INTERNATIONAL, INC.,



                                       AND



                            TANGIBLE IND. CO., LTD.,



                                       AND



                              SHINN FU CORPORATION




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                       MANUFACTURING AND SUPPLY AGREEMENT


Entered into as of March 1, 1992, between DESA International, Inc., with its principal place of business located in Bowling Green, Kentucky, U.S.A., hereinafter referred to as DESA, and Tangible Ind. Co., Ltd., with its principal place of business located in Taipei, Taiwan, R.O.C., hereinafter referred to as Tangible, and Shinn Fu Corporation with its principal place of business located in Taipei, Taiwan, R.O.C., hereinafter referred to as SF.

                                   WITNESSETH:


Whereas, DESA is engaged in the development, design, distribution and marketing of I. Manual Stapleguns II. Electric Stapleguns III. Electric Nailguns IV. Cable Tackers, with its packaging, warnings and instructions, hereinafter referred to as the Products;

Whereas, Tangible is engaged in and possesses considerable experience, skill and knowledge in manufacturing of the Products;

Whereas, SF is engaged in sourcing and sale of the Products from Tangible;

Whereas, DESA agrees to appoint Tangible as its exclusive manufacturer of the Products and SF as its exclusive supplier of the Products;

Whereas, Tangible desires to develop its capabilities of manufacturing the Products for DESA and, SF desires to supply and sell the Products to DESA; and



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                                       -2-

Whereas the parties intend to establish a trustworthy and mutual relationship between DESA, Tangible and SF regarding the manufacture and purchase of said Products.

Now, therefore, in consideration of these premises and of the representations and agreements hereinafter set forth, DESA, Tangible and SF do hereby covenant and agree as follows:

1.       DEFINITIONS

         1.1      Pricing for "Products" as per the attached appendix "A".

         1.2 On December 1, 1992 and subsequently on December 1 thereafter during the term of this agreement, Tangible and SF will document material price increases for Products which will be passed through to DESA as part of price schedule found in 1.1.

         1.3      COST REDUCTIONS

                  Product cost reductions brought about by design changes developed jointly among DESA, Tangible and SF shall benefit the parties according to the following schedule:

                           1. 50% of cost savings to DESA after full recovery of any tooling cost related to the change by DESA.

                           2. 50% of cost savings to Tangible/SF after tooling cost is recovered by DESA.
2.       DISTRIBUTION

         2.1      SCOPE OF DISTRIBUTION

                  During the term of this Agreement, DESA will have the sole and exclusive right to sell and to promote the sale of electric tool Model ET-801 in U.S.A. designed


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                                       -3-

                  and developed by Tangible and approved by DESA prior to this agreement. DESA will permanently maintain the sole and exclusive rights to sell and to promote the sale of manual and electric products designed during the manufacturing agreement. A non-exclusive license to market and to sell the Products (except ET-801) outside of North America will be granted to Tangible and SF upon agreed terms.

         2.2      INDEPENDENT PURCHASE STATUS

                  This agreement does not create an agency relationship. DESA is and will be an independent purchaser and seller of the Products. Neither parties to this agreement shall be authorized to make any contract or representation or to incur any obligation or liability of any kind on behalf of the other parties. Each party to this agreement shall be solely responsible for all of its own expenses under the contract and the acts of its employees.

3.       PRODUCTS

         3.1      PRODUCT SPECIFICATION

                  All products manufactured by Tangible and sold by SF to DESA pursuant to this agreement shall be manufactured strictly in accordance with DESA's specifications, as set forth in the physical characteristics outline in Appendix B-1 through B-6, and mutually agreed upon performance specifications.

         3.2 Delivery tests of the Products shall be carried out in accordance with the specifications as provided by DESA.

         3.3      DESIGN

                  DESA is the sole owner of, and has the exclusive rights to, the designs, patents and pattern protections, of manual Products. Tangible and SF may not transfer


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                                       -4-

                  the mentioned to other manual Products for any purpose whatever. Tangible and SF can freely use the designs of electric tools not exclusively belonging to DESA and/or patented by DESA.

4.       DELIVERY AND ORDER TERMS

         4.1      PURCHASE ORDERS

                  All purchase orders from DESA for the Products hereunder shall be made in writing.

         4.2      PRODUCTION CAPACITY

                  Tangible undertakes to maintain production capacity and SF undertakes to accept purchase orders from DESA corresponding to volumes forecasted by DESA and anticipated in accordance with Tangible and SF under Section 4.6 below. The foregoing only includes the right to the forecast and is not an obligation for DESA to purchase such forecasted quantities.

         4.3      PAYMENTS

                  Payments  for  each  shipment   shall  be  by*  from  date  of
                  shipment.*

         4.4      TRANSPORTATION

                  The Products shall be delivered FOB Taiwan. The delivery terms are to be interpreted in accordance with "Incoterms" then in effect.

         4.5      PURCHASE FORECASTS AND SCHEDULES

                  After negotiations with, and agreement of, Tangible and SF, DESA shall indicate to Tangible and SF the anticipated total volume of annual purchase for each

------------------
* Confidential portion omitted and filed separately with the Commission.
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                                       -5-

                  twelve (12) month period of the agreement. In all circumstances, should the parties not agree, the same volume in pieces as the foregoing twelve (12) month period +/-20% should be accepted. Such forecasts shall be provided in writing before the end of February every year. On the basis of said forecasts, adjusted as necessary and agreement of DESA, Tangible and SF, every third month DESA shall issue a six (6) month schedule, and every month an updated four (4) months order schedule. Any changes to the four (4) month schedule cannot be made during the first two (2) months without approval by Tangible and SF. For new products to be manufactured at the first occasion DESA is to provide a seven
                  (7) month schedule.

         4.6      DELAYS IN DELIVERY

                  Products ordered in accordance with the firm order schedule shall be ready for shipment within two (2) months after DESA's order. If such orders are not fulfilled in time, Tangible and SF shall jointly pay the following penalty:

                  For delays  exceeding  fifteen  (15) days but not  twenty-five
                  (25) days, premium freight cost as required, for delays exceeding twenty-five (25) days, 3% of the order value, plus premium freight cost as required; and for delays exceeding forty-five (45) days, 5% of the order value, plus premium freight costs as required.

         4.7      FORCE MAJEURE

                  Failure of Tangible/SF to make any delivery for portions thereof when due, if occasioned in whole or in part by act of God or the public enemy, fire, explosion, flood, war, riots, civil insurrection, sabotage, embargo, governmental requisition
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                                       -6-

                  or other such action of governmental authorities, or strikes or other labor trouble, or other such occurrence, act, cause or thing beyond the control of Tangible and SF, shall excuse any such failure on the part of Tangible and SF. Tangible and SF shall have no obligation or liability whatsoever arising out of or in connection with any such failure. If the fulfillment of an order is delayed by more than six (6) months, due to circumstances mentioned above, each party shall be entitled to cancel such order.

5.       WARRANTY

         Tangible/Sf warrant the Products will be free from defects in material, workmanship and finish. Tangible and SF warrant that the Products will conform to the specifications set forth in Appendix B-1 through B-5. Tangible and SF will assume responsibilities for damages, and expenses arising from any breach of the foregoing warranties to the following extent: an average of the last twelve (12) months, or based on quarterly projections for new products, free charge finished goods replacement (DESA shall provide evidence).

         Tangible and SF shall have no obligation to indemnify DESA for any defects unless Tangible and SF are given notice of such defect within eighteen (18) months from the date of the arrival of the Products to a U.S.A. port or to another port appointed by DESA.

         All liability of Tangible and SF under this warranty shall be offset against amounts payable by DESA under then existing purchase orders for Products.

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                                       -7-

6.       INDUSTRIAL PROPERTY RIGHTS

         6.1      TRADEMARKS

                  Products delivered under this agreement shall be marked by Tangible and SF with DESA's trademarks or trade names in accordance with such instructions as DESA may from time to time give to Tangible and SF.

                  Nothing in this agreement shall be construed to grant to Tangible and SF any license or right to use any trademark or tradename of DESA.

         6.2      INFRINGEMENT

                  DESA states that the Products of this agreement do not infringe upon any third party's intellectual property including any patents, registered trademarks, or copyrights in U.S.A.. In case the sale of the mentioned Products results in an intellectual property claim against Tangible and SF, DESA shall hold Tangible and SF harmless from any costs or damages that may be incurred against Tangible and SF in any such case.

7.       PRODUCT LIABILITY

         7.1      INSURANCE

                  SF will provide DESA Product Liability Insurance coverage of a minimum amount totaling one million U.S. dollars using a U.S. insurance agency.

         7.2      LIABILITY

                  Tangible and SF will not indemnify, hold harmless or defend DESA against damages, loss, expenses, liability or claims arising, in whole or in part, out of any deficiency in packaging, warnings or instructions provided by DESA. If a claim for damages by an allegedly defective product manufactured by Tangible is filed


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                                       -8-

                  by a third party against one of the parties to this agreement, the latter shall inform the other parties thereof as soon as possible.

                  The parties hereto shall be obligated to provide each other with reasonable assistance, including, but not limited to appearance at court and examining claims by a third party in connection with litigation concerning alleged defects in a product.

8.       CONFIDENTIAL INFORMATION

         Each party has received, and will for the proper performance of this agreement receive, information from the other party, which the latter does not ordinarily disclose to outsiders and which the latter considers confidential and proprietary. It is especially agreed that Tangible and SF will not be entitled to make any reference for any purpose whatever as being the manufacturer and supplier of DESA.

         Each party guarantees that all information received from the other party before or during the term of this agreement will be used only to carry out the terms of this agreement, shall be kept confidential and shall be protected in the same manner as the receiving party protects its own confidential information.

         The foregoing shall not apply to information:

                  (A) which become lawfully known or lawfully available to the receiving party from a third party, who received the information lawfully and was not under a continuing obligation of confidence regarding the information disclosed.
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                                       -9-

                  (B) which came in the receiving party's possession prior to disclosure by the other party;

                  (C) which was in or became part of the public domain through no breach of this agreement by the receiving party.

9.       TERM AND TERMINATION

         9.1      INITIAL TERM AND RENEWAL

                  (A) Unless terminated as provided in Section 9.2 hereof, this agreement shall continue in full force and effect for an initial term expiring three (3) years from the date hereof and hereafter shall be automatically renewed in successive 3 year terms unless terminated by either party by written notice to the other at least 120 days prior to the expiration of the initial or any renewal term hereof.

                  (B) All drawings, manufacturing and engineering specifications or technical information and any tooling supplied to Tangible or by DESA or paid by DESA, upon termination of this agreement shall be promptly returned to DESA within three months from the termination. All parties should keep records/receipts of the aforementioned specifications, technical information, and tooling.

         9.2      CAUSES FOR TERMINATION ON NON-RENEWAL

                  Each party may elect to terminate this agreement prior to expiration of the initial or any renewal term, or elect not to renew this agreement, upon written notice to the other parties, in the event of the occurrence of any of the following:

                  (A) If the other parties shall fail to perform any of their obligations hereunder and fail to remedy such non-performance within thirty (30) days after receiving notice specifying the nature of the non-performance;
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                                      -10-

                  (B) If one party sells, assigns or transfers any of its rights or obligations under this agreement without having obtained the written consent of the other parties;

                  (C) If one of the parties shall be declared insolvent or bankrupt, make an assignment or other arrangement for the benefit of creditors, or if one of the parties is nationalized or has any material amount of its assets expropriated.

         9.3      DISPOSITION OF STOCK ON TERMINATION

                  Termination of this agreement shall not affect any firm orders that may be placed but not shipped. If the agreement is terminated by DESA and the termination is not based on Tangible and SF's breach of contract, DESA shall be obligated to purchase stock of products from Tangible via SF where such stock consists of products of volumes not exceeding the quantities stated in the last issued six months order schedule made by DESA pursuant to Article 4.5 of this agreement. If Tangible or SF is the party terminating the agreement, DESA shall have the right to purchase remaining products in stock from Tangible via SF. In both alternatives shipments shall be made in such portions as set in the schedule.

10.      JOINT VENTURE

         Should DESA volume projections in a twelve (12) month period of said Products (excluding electric stapleguns) reach one million (USD) in purchase and actual shipment amount reaches half million (USD), a joint venture program will be developed equally or on a prorated basis.

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                                      -11-

11.      NOTICES

         Every notice required or contemplated by this agreement shall be telefaxed or delivered in person addressed to the party for whom notices are intended at the address hereinafter specified. Orders may be sent by telefax or airmail. Unless otherwise provided in this agreement, notice by telefax shall be effective after the firm confirmation from the other parties. A notice sent by registered letter shall be deemed to be received by the other parties ten (10) days after it was sent.

         DESA International, Inc.
         P.O. Box 90004
         2701 Industrial Drive
         Bowling Green, Kentucky 42102
         U.S.A.
         Telefax:  502-781-9669
         ATTENTION:  Director of Materials

         Tangible Ind. Co., Ltd.
         8, LANE 551, SEC. 1, WAN SHOW RD.
         KUEI-SHAN HSIANG, TAOYUAN COUNTY
         Taiwan, R.O.C.
         Telefax:  02-902-9944
         ATTENTION:  TED CHANG

         Shinn Fu Corporation
         9-16, NAN KAN HSIA, NAN KAN
         LU-CHU HSIANG, TAOYUAN COUNTY
         Taiwan, R.O.C.
         Telefax:  03-326-1010
         ATTENTION:  Manager, OEM Division

12.      GOVERNING LAW

         The formation, construction, and performance of this agreement shall be governed by the laws of Taiwan, Republic of China.

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                                      -12-

13.      SEPARABILITY

         If any provisions of this agreement shall be deemed illegal or unenforceable, such provision shall not affect the validity and enforcement of all the other legal and enforceable provisions hereof.

In witness whereof, the parties have caused this agreement to be executed on the date first above written.

DESA INTERNATIONAL                              TANGIBLE IND. CO., LTD.


By: /s/ Steve Marcum                            By: /s/ Ted Chang
     Name:   Steve Marcum                             Name:   Ted Chang
     Title:  Director of Materials                    Title:  President

SHINN FU CORPORATION


By: /s/ Vickie Huang
     Name:  Vickie Huang
     Title: Vice President

                                PRICE APPENDIX A


                March 1, 1992 Manufacturing and Supply Agreement

                                     Between

                    DESA International, Shinn Fu and Tangible


                                                          Selling Price in USD
                                                            Effective 3/1/92
Model                  Description                            FOB Taiwan
-----                  -----------                            ----------

34302                  ET-801 Electric Staplegun                 *

TBD                    ET-806 Electric Staplegun                 *

32003                  ET-802 Electric Nailgun                   *

TBD                    Professional Staplegun                    *

TBD                    Heavy Duty Staplegun                      *

TBD                    Light Duty Staplegun                      *

TBD                    Cable Tacker                              *

----------
* Confidential portion omitted and filed separately with the Commission.

                                  APPENDIX B-1

                               ELECTRIC STAPLEGUN
                                 SPECIFICATIONS


DESA Item Number:   34302

Tangible Item Number:   ET-801

Description:      Electric Staplegun for 1/4 to 9/16
                  Inch Wide Crown Staples

Power Rating:   120 Volts     10 Amps

UL Listing Required

Control Number:   3B89

Housing:   Black

Trigger & On-Off Switch:   Gray (Homeease Standard Color)

Clam Shell Packaging - Ultrasonic Sealed

Insert Card  -  4 Colors: Blue (Pantone 300), Orange (Pantone 130) White & Black

Instruction Manual:   DESA Part Number 099241-01   Revision A

6 Tools Per Shipping Carton:   DESA to Provide Artwork

                                  APPENDIX B-2

                               ELECTRIC STAPLEGUN
                                 SPECIFICATIONS


DESA Item Number:   TBD

Tangible Item Number:   ET-806

Description:      Electric Staplegun for 1/4 to 9/16
                  Wide Crown Staples

Power Rating:   120 Volts     10 Amps

UL Listing Required

Control Number:   3B89

Housing:   Black

Trigger & On-Off Switch:   Gray (Homeease Standard Color)

Clam Shell Packaging

Insert Card  -  4 Colors: Blue (Pantone 300), Orange (Pantone 130) White & Black

Instruction Manual:   DESA Part Number TBD

6 Tools Per Shipping Carton:   DESA to Provide Artwork

                                  APPENDIX B-3

                                ELECTRIC NAILGUN
                                 SPECIFICATIONS


DESA Item Number:   32203

Tangible Item Number:   ET-802

Description:      Electric Nailgun for 1 Inch Brad Nails

Power Rating:   120 Volts     9 Amps

UL Listing Required

Control Number:   3L25

Housing:   Black

Trigger & On-Off Switch:   Gray (Pantone Standard Color)

Tooling Marking:   Insert Into Housing

Clam Shell Packaging - Ultrasonic Sealed

Insert Card  -  4 Colors:Blue (Pantone 300), Orange (Pantone 130) White & Black

Instruction Manual:   DESA Part Number 099353-01   Revision A

6 Tools Per Shipping Carton:   DESA to Provide Artwork

UPC Number:   0 43593 32003 X

UCC Number:   005 20 500 43593 32003 XX

Outer Carton:   Kraft - Cut Case Format

                                  APPENDIX B-4


                             PROFESSIONAL STAPLEGUN
                                 SPECIFICATIONS


GENERAL

         All steel construction
         Slide track loading with metal latch
         Wire handle latch
         Finish:   chrome plated
         Staple capacity:   min. of one strip
         Staple size window
         Steel handle

PERFORMANCE

         Power:   equal to arrow T-50
         Handle angle:  max. 31 degree
         Handle force:   less than revised Swingline 10060

STAPLES

         Heavy duty (.050 wide)
         Wide crown
         1/4 to 9/16 inch length

LIFE

         20,000 staplings

PACKAGING

         Clamshell

                                  APPENDIX B-5


                              HEAVY DUTY STAPLEGUN
                                 SPECIFICATIONS


GENERAL

         Plastic body:   2 piece ABS
         Steel slide track with metal latch
         Steel front cover
         Finish:   chrome plated
         Wire handle latch
         Staple capacity:  one strip
         Staple size window
         Steel handle (same as professional tool)

PERFORMANCE

         Power:   equal to arrow T-50
         Handle angle:  max. 31 degree
         Handle force:   less than revised Swingline 10060

STAPLES

         Heavy duty (.050 wide)
         wide crown
         1/4 to 9/16 length

LIFE

         15,000 staplings

PACKAGING

         Clamshell

                                  APPENDIX B-6


                              LIGHT DUTY STAPLEGUN
                                 SPECIFICATIONS


GENERAL

         Plastic body:   2 piece ABS
         Steel front cover - chrome plated
         Steel slide track with metal latch
         Metal front
         Wire handle latch
         Staple capacity:   one strip
         Steel handle

PERFORMANCE

         Power:   equal to arrow JT-21
         Handle angle:   max. 26 degree

STAPLES

         Light duty (.0235 wide)
         wide crown
         1/4 to 3/8 inch length

LIFE

         10,000 staplings

PACKING

         Clamshell

COST ESTIMATES

         Tooling est:      *
         Est. cost:        *

-----------
* Confidential portion omitted and filed separately with the Commission.